VANGUARD(R)
BALANCED INDEX
FUND


Institutional Shares
Prospectus
November 28, 2000



This  prospectus  contains
financial data for
the Fund for the six
months ended
June 30, 2000.




NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[A MEMBER OF
THE VANGUARD GROUP LOGO]

VANGUARD BALANCED INDEX FUND
INSTITUTIONAL SHARES
Prospectus
November 28, 2000

A Balanced Mutual Fund


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CONTENTS
1 FUND PROFILE                          15 SHARE PRICE

3 ADDITIONAL INFORMATION                15 FINANCIAL HIGHLIGHTS

4 AN INTRODUCTION TO INDEX FUNDS        17 INVESTING WITH VANGUARD

5 A WORD ABOUT RISK                        17 Buying Shares

5 WHO SHOULD INVEST                        18 Redeeming Shares

6 PRIMARY INVESTMENT STRATEGIES            20 Other Rules You Should Know

12 THE FUND AND VANGUARD                   22 Fund and Account Updates

12 INVESTMENT ADVISER                      23 Contacting Vanguard

13 DIVIDENDS, CAPITAL GAINS, AND TAXES  GLOSSARY (inside back cover)
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WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the objective, risks, and strategies of Vanguard Balanced Index Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk (R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.
--------------------------------------------------------------------------------


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SHARE CLASSES
The Fund offers three separate classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. This prospectus offers the Fund's Institutional Shares, which have an investment minimum of $10 million and generally are not available through financial intermediaries or retirement plans receiving special administrative services from Vanguard. Please call Vanguard at 1-800-662-7447 to obtain a separate prospectus that offers the Fund's Investor Shares and Admiral Shares.
     The Fund's separate share classes have different expenses; as a result, their investment performances will vary. ALL REFERENCES IN THIS PROSPECTUS TO FEES, EXPENSES, AND INVESTMENT PERFORMANCE RELATE SPECIFICALLY TO INSTITUTIONAL SHARES, UNLESS OTHERWISE NOTED.
--------------------------------------------------------------------------------

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide current income and long-term growth of income and capital.

INVESTMENT STRATEGIES
The Fund typically invests 60% of its assets in common stocks and 40% in bonds. The stock portion of the Fund seeks to match the total return of the Wilshire 5000 Total Market Index, a widely recognized measure for the U.S. stock market. The Fund's bond portion seeks to replicate the returns of the Lehman Brothers Aggregate Bond Index, a measure of regularly traded, U.S. investment-grade bonds.

PRIMARY RISKS
THE FUND'S TOTAL RETURN, LIKE STOCK AND BOND PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. The Fund is also subject to:
- Stock market risk, which is the chance that stock prices in general will decline over short or even long periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods due to rising interest rates. Interest rate risk should be moderate for the Fund.
- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk should be moderate for the Fund.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, reducing the Fund's return. Credit risk should be low for the Fund.
- Prepayment risk, which is the chance that during periods of falling interest rates, a mortgage-backed bond issuer will repay a higher-yielding bond before its maturity date because the underlying mortgages have been paid off ahead of schedule. If a bond is called, the Fund would lose the opportunity for additional price appreciation, and would be forced to reinvest the unanticipated proceeds at lower interest rates. As a result, the Fund would experience a decline in income.
- Index sampling risk, which is the chance that the securities selected for the Fund will not provide investment performance matching that of the index. Index sampling risk for the Fund should be low.


PERFORMANCE/RISK INFORMATION
The following bar chart and table provides an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year since inception. The table shows how the Fund's average annual total returns for one and five calendar years and since inception compare to those of a broad-based securities market index. Both the bar chart and the table present information for the Fund's Investor Shares, since Institutional Shares were not available during the time periods shown. Keep in mind that the Fund's past performance does not necessarily indicate how it will perform in the future.

2


              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS-INVESTOR SHARES
              ----------------------------------------------------
                                1993       10.00%
                                1994       -1.56%
                                1995       28.64%
                                1996       13.95%
                                1997       22.24%
                                1998       17.85%
                                1999       13.61%
              ----------------------------------------------------
              Total return figures do not reflect the annual account maintenance fee of $10. The Fund's year-to-date return as of the calendar quarter ended June 30, 2000, was 1.17%.
              ----------------------------------------------------


     During the period shown in the bar chart, the highest return for a calendar quarter was 12.67% (quarter ended December 31, 1998) and the lowest return for a quarter was -5.57% (quarter ended September 30, 1998).


    -------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1999
    -------------------------------------------------------------------------
                                                                       SINCE
                                            1 YEAR    5 YEARS      INCEPTION*
    -------------------------------------------------------------------------
    Vanguard Balanced Index Fund--
       Investor Shares**                    13.61%     19.13%        14.89%
    Wilshire 5000 Total Market Index        23.77      27.11         20.92
    Lehman Brothers Aggregate Bond Index    -0.82       7.73          6.57
    Balanced Composite Index+               13.54      19.30         15.19
    -------------------------------------------------------------------------
     *November 9, 1992.
    **Total return figures do not reflect the annual account  maintenance fee of $10, which applies to the Fund's Investor Shares only.
     +Made up of two unmanaged  benchmarks,  weighted 60%  Wilshire  5000 Index and 40% Lehman Brothers Aggregate Bond Index.
    -------------------------------------------------------------------------



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Sales Charge (Load) Imposed on Reinvested Dividends:               None
      Redemption Fee:                                                    None
      Exchange Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                              0.08%
      12b-1 Distribution Fee:                                            None
      Other Expenses:                                                   0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                            0.10%

     The Fund reserves the right to deduct a transaction fee of 0.08% from an investor's cumulative purchases over $100 million. Where it applies, the fee is retained by the Fund to offset transaction costs of investing large new contributions into the market. The fee is not paid to Vanguard and is not a sales charge.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES
All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income or assets, are expressed as a percentage of the net assets of the fund. Vanguard Balanced Index Fund's Investor Shares had an expense ratio of 0.20% in fiscal year 1999, or $2 per $1,000 of average net assets. It is estimated that the Fund's Institutional Shares will have an annualized expense ratio of 0.10% for the current fiscal year, or $1.00 per $1,000 of average net assets. The average balanced mutual fund had expenses in 1999 of 1.33%, or $13.30 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------


     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's Institutional Shares. This example assumes that the Fund provides a return of 5% a year, and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of each period.

               -------------------------------------------------
                 1 YEAR      3 YEARS    5 YEARS      10 YEARS
               -------------------------------------------------
                  $10          $32        $56         $128
               -------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS  AND  CAPITAL  GAINS                  NET ASSETS  (INVESTOR  SHARES)
Dividends  are distributed                      AS OF JUNE 30, 2000
quarterly in March, June,                       $3.5 billion
September, and December; capital gains,
if any, are distributed annually in             MINIMUM INITIAL INVESTMENT
December                                        $10 million

INVESTMENT ADVISER                              NEWSPAPER ABBREVIATION
The Vanguard Group, Valley Forge, Pa.,          BalInst
since inception
                                                VANGUARD FUND NUMBER
INCEPTION DATE                                  869
Investor Shares-November 9, 1992
Institutional Shares-November 28, 2000          CUSIP NUMBER
                                                921931309
--------------------------------------------------------------------------------

4

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                                PLAIN TALK ABOUT
                             THE COSTS OF INVESTING
Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund may achieve. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------


AN INTRODUCTION TO INDEX FUNDS


WHAT IS INDEXING?
An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. An index (or "passively managed") fund tries to match, as closely as possible, the performance of an established target index. The fund does this by holding all, or a representative sample, of the securities that make up the index.
     The target index may be a group of stocks or bonds, or a combination of stocks and bonds. Balanced index funds hold a mix of stocks and bonds.
     Index funds do not have active managers who buy and sell securities based on research and analysis. Rather, index funds are passively managed by the adviser who seeks to match a market benchmark.

WHY INVEST IN INDEX FUNDS?
Index funds appeal to many investors for a number of reasons:
- Variety of investments. Vanguard index funds generally invest in a wide variety of companies and industries.
- Relative performance consistency. Because they seek to track market benchmarks, index funds by definition should not perform dramatically better or worse than their benchmarks.
- Low cost. Index funds are inexpensive to run as compared with actively managed funds. They have lower research costs and keep trading activity, and thus trading costs, to a minimum.

     KEEP IN MIND THAT AN INDEX FUND HAS OPERATING EXPENSES AND TRANSACTION COSTS; A MARKET INDEX DOES NOT. THEREFORE, AN INDEX FUND--WHILE EXPECTED TO TRACK ITS TARGET INDEX AS CLOSELY AS POSSIBLE--WILL TYPICALLY BE UNABLE TO MATCH THE PERFORMANCE OF THE INDEX EXACTLY.

--------------------------------------------------------------------------------
A WORD ABOUT RISK
This prospectus describes risks you would face as an investor in Vanguard Balanced Index Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in the Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock and bond markets.
     Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.
--------------------------------------------------------------------------------

WHO SHOULD INVEST
The Fund may be a suitable investment for you if:
- You are seeking moderate current income and long-term growth of income and capital.
-    You are seeking a diversified combination of U.S. stocks and bonds.
-    You are willing to invest for the long term--at least five years.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             COSTS AND MARKET-TIMING
Some investors try to profit from market-timing--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.
--------------------------------------------------------------------------------

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST IN THIS FUND IF YOU ARE A MARKET-TIMER.

     The Fund has adopted the following policies, among others, to discourage short- term trading:
- The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- Telephone and online exchanges generally are not accepted for non-IRA accounts.
- There is a limit on the number of times you can exchange into and out of the Fund (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).
-    The Fund reserves the right to stop offering shares at any time.

6

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                                PLAIN TALK ABOUT
                                 BALANCED FUNDS
Balanced funds are generally "middle of the road" investments that seek to provide some combination of growth, income, and conservation of capital by investing in a mix of stocks, bonds, and/or money market instruments. Because the prices of stocks and bonds often move in different directions, balanced funds are able to use rewards from one type of investment to help offset the risks from another.
--------------------------------------------------------------------------------

PRIMARY INVESTMENT STRATEGIES
This section explains the strategies that the investment adviser uses in pursuit of the Fund's objective--current income and long-term growth of income and capital. It also explains how the adviser implements these strategies. In addition, this section discusses several important risks--stock market risk, interest rate risk, income risk, prepayment risk, and credit risk--faced by investors in the Fund. The Fund's Board of Trustees, which oversees the management of the Fund, may change the Fund's investment objective or strategies in the interest of shareholders, without a shareholder vote.

MARKET EXPOSURE



STOCKS
About 60% of the Fund's assets are invested in common stocks, in an attempt to replicate with that portion of the assets the performance of the Wilshire 5000 Index ("Wilshire 5000 Index").


[FLAG]THE FUND IS SUBJECT TO STOCK MARKET  RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

             ------------------------------------------------------
                      U.S. STOCK MARKET RETURNS (1926-1999)
             ------------------------------------------------------
                        1 YEAR    5 YEARS     10 YEARS     20 YEARS
             ------------------------------------------------------
             Best        54.2%     28.6%       19.9%        17.9%
             Worst      -43.1     -12.4        -0.9          3.1
             Average     13.2      11.0        11.1         11.1
             ------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1999. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.0%, returns for individual 5-year periods ranged from a -12.4% average (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular, which invests approximately 40% of its assets in bonds.
     While the Fund's holdings will typically include the 500 largest stocks in the Wilshire 5000 Index, they will not include all of the securities in the Index. Instead, the Fund will invest in a representative sample of stocks.
     Keep in mind, too, that while the Wilshire 5000 Index is dominated by large-cap stocks (those contained in the S&P 500 Index), small- and mid-cap issues are also represented. The Fund's stock holdings are adjusted on a regular basis to reflect the Wilshire 5000 Index. As of December 31, 1999, about 22.16% of the market value of the Wilshire 5000 Index was made up of securities that were not in the S&P 500 Index. Stocks of smaller companies have historically been more volatile than--and at times have performed quite differently from--the stocks of larger companies.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS
Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-capitalization (large-cap) funds as those holding stocks of companies whose outstanding shares have a market value exceeding $13 billion; mid-cap funds as those holding stocks of companies with a market value between $1.5 billion and $13 billion; and small-cap funds as those typically holding stocks of companies with a market value of less than $1.5 billion. Vanguard periodically reassesses these classifications.
--------------------------------------------------------------------------------



BONDS
About 40% of the Fund's assets are invested in bonds, in an attempt to replicate with that portion of the assets the performance of the Lehman Brothers Aggregate Bond Index.


[FLAG]THE FUND IS SUBJECT TO INTEREST  RATE RISK,  WHICH IS THE CHANCE THAT BOND
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS DUE TO RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE MODERATE FOR SHORTER-TERM BOND FUNDS AND HIGH FOR LONGER-TERM BOND FUNDS. BECAUSE THE FUND INVESTS IN A PORTFOLIO OF BONDS WITH AN INTERMEDIATE AVERAGE MATURITY (5-10 YEARS), INTEREST RATE RISK IS MODERATE.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES
As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--causing you to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------

8

     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly due to rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
     To illustrate the volatility of bond prices, the following table shows the effect of both a 1% and a 2% change (both up and down) in interest rates on three bonds of different maturities, each with a face value of $1,000.


--------------------------------------------------------------------------------
                      HOW INTEREST RATE CHANGES AFFECT THE
                           VALUE OF A $1,000 BOND*
-------------------------------------------------------------------------------
                           AFTER A 1%   AFTER A 1%   AFTER A 2%    AFTER A 2%
TYPE OF BOND (MATURITY)     INCREASE     DECREASE     INCREASE      DECREASE
--------------------------------------------------------------------------------
Short-Term (2.5 years)         $978       $1,023        $956        $1,046
Intermediate-Term (10 years)    932        1,074         870         1,156
Long-Term (20 years)            901        1,116         816         1,251
--------------------------------------------------------------------------------
*Assumes a 7% yield.
--------------------------------------------------------------------------------

     These figures are for illustration only and should not be regarded as an indication of future returns from the bond market as a whole or the Fund in particular.
     Changes in interest rates will affect bond income as well as bond prices.

[FLAG]THE FUND IS SUBJECT TO INCOME  RISK,  WHICH IS THE CHANCE  THAT THE FUND'S
     DIVIDENDS (INCOME) WILL DECLINE DUE TO FALLING INTEREST RATES. INCOME RISK IS GENERALLY THE GREATEST FOR SHORT-TERM BOND FUNDS, AND THE LEAST FOR LONG-TERM BOND FUNDS.

[FLAG]BECAUSE  IT  INVESTS  IN  MORTGAGE-BACKED  BONDS,  THE FUND IS  SUBJECT TO
     PREPAYMENT RISK, WHICH IS THE CHANCE THAT MORTGAGE-BACKED BONDS WILL BE PAID OFF EARLY DUE TO HOMEOWNERS REFINANCING THEIR MORTGAGES DURING PERIODS OF FALLING INTEREST RATES. FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, THE FUND WOULD EXPERIENCE A DECLINE IN INCOME AND LOSE THE OPPORTUNITY FOR ADDITIONAL PRICE APPRECIATION ASSOCIATED WITH FALLING RATES.

     Since the Fund invests only a portion of its assets in mortgage-backed bonds, the risk to the Fund is limited.

[FLAG]THE FUND IS SUBJECT TO CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER
     WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

     The credit quality of the Fund is expected to be very high, and thus credit risk should be low. The weighted average credit quality of the Fund's holdings, as rated by Moody's Investors Service, as of June 30, 2000, was Aa1.
     To a limited extent, the Fund is also exposed to event risk, which is the chance that corporate fixed-income securities held by the Fund may suffer a substantial decline in credit quality and market value due to a corporate restructuring or other corporate event.
     Finally, because stock and bond prices often move in different directions, the Fund's bond holdings help to dampen--but not eliminate--some of the stock market volatility experienced by the Fund. Likewise, changes in interest rates may not have as dramatic an effect on the Fund as they would on a fund made up entirely of bonds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BOND MATURITIES
A bond is issued with a specific maturity date--the date when the bond issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than one year (short-term) to 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take greater risks in hopes of higher yields; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------


SECURITY SELECTION


INDEXING METHODS
In seeking to track a particular index, a fund may use one of two indexing methods to select the stocks or bonds in which it invests.
     Some index funds hold each stock or bond found in their target indexes in about the same proportions as represented in the indexes themselves. For example, if 5% of the S&P 500 Index were made up of the stock of a specific company, a fund tracking that index would invest about 5% of its assets in that company.
     Other index funds may use a different selection process. Because it would be impractical to buy and sell all of the securities represented by an index (the Wilshire 5000 Index, for example, included more than 7,000 stocks as of December 31, 1999), many funds tracking these larger indexes use a "sampling" technique. Using a sophisticated computer program, these funds select securities that will recreate their target indexes in terms of industry, size, and other characteristics. For instance, if 10% of the Wilshire 5000 Index were made up of utility stocks, the Balanced Index Fund would allocate about 10% of its stock investment to the utility stocks of the index with similar characteristics.

[FLAG]THE FUND IS SUBJECT TO INDEX SAMPLING  RISK,  WHICH IS THE CHANCE THAT THE
     SECURITIES SELECTED WILL NOT PROVIDE INVESTMENT PERFORMANCE MATCHING THAT OF THE TARGET INDEXES. INDEX SAMPLING RISK SHOULD BE LOW.

STOCKS
The Fund's common stock portfolio is designed to have investment characteristics that parallel those of the Wilshire 5000 Index. The Fund is expected to replicate approximately 1,000 of the largest securities in the Wilshire 5000 Index as measured by market capitalization, plus a representative sample of the remainder, which are selected primarily on the basis of market capitalization, industry weightings, and other fundamental characteristics. Typically, the Fund holds a total of between 3,000 and 3,500 stocks.

BONDS
The Fund's bond portfolio is designed to have investment characteristics that parallel those of the Lehman Brothers Aggregate Bond Index, a broad market-weighted index that encompasses five major classes of investment-grade fixed-income securities in the United States: U.S. Treasury and agency securities, corporate bonds, mortgage-backed securities, international dollar-denominated bonds, and asset-backed securities with maturities greater than one year. The Fund will invest in a representative sample of fixed-income securities in

10

the Index, which, taken together, are expected to perform similarly to the Index. These securities are described further as follows:
- U.S. government securities include U.S. Treasury and agency bonds, which represent loans by an investor to the U.S. Treasury Department or a wide variety of governmental agencies and instrumentalities. Timely payment of principal and interest on these bonds is guaranteed by the full faith and credit of the U.S. government; some agency bonds have the same guarantee.
- Corporate bonds are IOUs issued by businesses that want to borrow money for some purpose--often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a relatively high interest rate to obtain buyers for its bonds.
- Mortgage-backed securities represent interests in underlying pools of mortgages. Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then repay principal upon maturity, mortgage-backed bonds pay both interest and principal as part of their regular payments. Because the mortgages underlying the bonds can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed bonds are subject to prepayment risk, as discussed earlier in this prospectus. These types of bonds are issued by a number of government agencies, including the Government National Mortgage Association (GNMA), often referred to as "Ginnie Mae," the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), often referred to as "Fannie Mae," and the Federal Housing Authority (FHA). GNMA bonds are guaranteed by the full faith and credit of the U.S. government as to the timely payment of principal and interest; bonds issued by other government agencies are not. (Note: The Fund may also invest in conventional mortgage-backed securities, which are packaged by private corporations and are not guaranteed by the U.S. government.)
- International dollar-denominated bonds are bonds denominated in U.S. dollars issued by foreign governments and companies. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the investor is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract U.S. investors.
- Asset-backed securities are bonds backed by an underlying pool of assets such as automobile loans, credit card loans, and home equity loans. These securities are structured with varying amounts of credit risk, depending primarily on the quality of the underlying assets. They are generally issued by private corporations and are not guaranteed by the U.S. government. Asset-backed bonds are subject to prepayment risk as discussed earlier in this prospectus.

     In "sampling" its target index, the Fund has the flexibility to overweight particular types of bonds relative to their representation in the index. This normally involves substituting corporate bonds for government bonds of the same maturity. The corporate substitution strategy increases the Fund's income, but also marginally increases exposure to credit risk, which is explained on page 8. The Fund limits corporate substitutions to bonds with less than approximately 4 years' remaining maturity, and to approximately 15% of its net assets.
     The Fund is generally managed without regard to tax ramifications.

TURNOVER RATE
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long the securities have been held. Generally, index-oriented funds sell securities only in response to redemption requests or changes in the composition of a target index. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE
Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. As of June 30, 2000, the average turnover rate for all domestic hybrid funds (a category that includes balanced funds) was approximately 93%, according to Morningstar, Inc.
--------------------------------------------------------------------------------


OTHER INVESTMENT POLICIES AND RISKS
Besides investing in U.S. common stocks and bonds, the Fund may make certain other kinds of investments to achieve its objective. The Fund may invest in fixed-income securities not in the target index (non-public, investment-grade securities--generally referred to as 144A securities--as well as smaller public issues or medium-term notes not included in the index due to their size). The vast majority of these securities will have characteristics and risks similar to those in the target index. The Fund may also purchase money market instruments and certain derivatives in order to manage cash flow into and out of the Fund, reduce transaction costs, or add value when these instruments are favorably priced.
     The Fund may invest, to a limited extent, in foreign securities.
     The Fund may also invest, to a limited extent, in stock and bond futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund's obligation to purchase securities under futures contracts will not exceed 20% of its total assets.
     The reasons for which the Fund will invest in futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks and bonds.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

12


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES
A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets worth more than $570 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE
The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------



INVESTMENT ADVISER
The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, serves as the Fund's adviser through its Quantitative Equity and Fixed Income Groups. As of the six months ended June 30, 2000, Vanguard served as adviser for about $388.1 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the control of the Trustees and officers of the Fund. For the six months ended June 30, 2000, the investment advisory expenses represented an effective annual rate of approximately 0.01%.

     The adviser is authorized to choose brokers-dealers to handle the purchase and sale of the Fund's securities, and to seek out the best available price and most favorable execution for all transactions. Also, the Fund may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER

The individuals primarily responsible for overseeing the Fund's investments are:

GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Quantitative Equity Group; has worked in investment management since 1985; primary responsibility for Vanguard's stock indexing investment policy and strategy since joining the company in 1987; has served as the portfolio manager for the stock portion of the Fund since inception; A.B., Dartmouth College; M.B.A., University of Chicago.

IAN A. MACKINNON, Managing Director of Vanguard and head of Vanguard's Fixed Income Group; has worked in investment management since 1974; primary responsibility for Vanguard's internal fixed-income policy and strategy since joining the company in 1981; has been responsible for overseeing the portfolio management of the bond portion of the Fund since inception; B.A., Lafayette College; M.B.A., Pennsylvania State University.

FELIX B. LIM, Fund Manager; has worked in investment management since completing his education in 1996; joined Vanguard in January 1999; worked as a credit analyst until January 2000; B.A. and M.S., University of Pennsylvania (Wharton School).
--------------------------------------------------------------------------------

     In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Fund.

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Income dividends generally are distributed in March, June, September, and December; capital gains distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year. You can receive distributions of income dividends or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS
As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less, or more than one year.
--------------------------------------------------------------------------------

14

BASIC TAX POINTS
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
- Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

GENERAL INFORMATION
BACKUP WITHHOLDING. By law, Vanguard must withhold 31% of any taxable distributions or redemptions from your account if you do not:
-    provide us with your correct taxpayer identification number;
-    certify that the taxpayer identification number is correct; and
-    confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. The Vanguard funds generally do not offer their shares for sale outside of the United States. Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds. INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"
Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------


SHARE PRICE
The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days when the Exchange is closed). Net asset value per share is computed by dividing the net assets attributed to each share class by the number of shares outstanding for that class.
     Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.
     A NOTE ON PRICING: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.

     The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Index Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is BALANCED for the Fund's Investor Shares and BALINST for the Fund's Institutional Shares.


FINANCIAL HIGHLIGHTS
The following financial highlights table pertains to the Fund's Investor Shares; the Fund's Institutional Shares were not available during the periods shown. The table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by
PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

16

---------------------------------------------------------------------------------------------------------------------------
                                                                       VANGUARD BALANCED INDEX FUND--INVESTOR SHARES
                                                   SIX MONTHS                          YEAR ENDED DECEMBER 31,
                                                        ENDED -------------------------------------------------------------
                                                JUNE 30, 2000          1999        1998       1997       1996         1995
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $20.22        $18.48      $16.29     $13.92     $12.77       $10.34
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                    .33           .58         .54       .520        .50          .45
 Net Realized and Unrealized Gain
   (Loss) on Investments                                 (.09)         1.88        2.33      2.525       1.26         2.48
                                      -------------------------------------------------------------------------------------
  Total from Investment Operations                        .24          2.46        2.87      3.045       1.76         2.93
                                      -------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                    (.30)         (.58)       (.54)     (.530)      (.49)        (.45)
 Distributions from Realized Capital Gains               (.01)         (.14)       (.14)     (.145)      (.12)        (.05)
                                      -------------------------------------------------------------------------------------
  Total Distributions                                    (.31)         (.72)       (.68)     (.675)      (.61)        (.50)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $20.15        $20.22      $18.48     $16.29     $13.92       $12.77
===========================================================================================================================
TOTAL RETURN*                                           1.17%        13.61%      17.85%     22.24%     13.95%       28.64%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                  $3,543        $3,128      $2,004     $1,260       $826         $590
 Ratio of Total Expenses to
  Average Net Assets                                    0.22%**       0.20%       0.21%      0.20%      0.20%        0.20%
 Ratio of Net Investment Income
  to Average Net Assets                                 3.29%**       3.18%       3.29%      3.56%      3.69%        3.85%
 Turnover Rate                                            20%**         29%         25%        18%        37%+         16%
===========================================================================================================================

*Total return figures do not reflect the annual account maintenance fee of $10. **Annualized.
 +Turnover rate excluding in-kind redemptions was 30%.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE
The Fund began the six months ended June 30, 2000, with a net asset value (price) of $20.22 per share. During the period, the Fund earned $0.33 per share from investment income (interest and dividends). There was a decline of $0.09 per share from investments that had depreciated in value or that were sold for lower prices than the Fund paid for them.

Shareholders received $0.31 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior period's income or capital gains.

The earnings ($0.24 per share) minus the distributions ($0.31 per share) resulted in a share price of $20.15 at the end of the period. This was a decrease of $0.07 per share (from $20.22 at the beginning of the period to $20.15 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 1.17% for the period.

As of June 30, 2000, the Fund had $3.54 billion in net assets. For the six-month period, its expense ratio was 0.22% ($2.20 per $1,000 of net assets); and its net investment income amounted to 3.29% of its average net assets. It sold and replaced securities valued at 20% of its net assets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTING WITH VANGUARD
This section of the prospectus explains the basics of doing business with Vanguard. A special booklet, The Vanguard Service Directory, provides details of our many shareholder services for individual investors. A separate booklet, The Compass, does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions found at the end of this section.

                                  BUYING SHARES
                                REDEEMING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------
BUYING SHARES

ACCOUNT MINIMUMS FOR TO OPEN AND MAINTAIN AN ACCOUNT: $10 million. INSTITUTIONAL SHARES TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange;
                      $1,000 by wire.

HOW TO BUY SHARES     BY CHECK:
                      Mail your check and a completed account
                      registration to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. For addresses, see Contacting Vanguard.
                      BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard fund. All open Vanguard funds permit exchange purchases requested in writing. MOST VANGUARD FUNDS--OTHER THAN THE INDEX-
                      ORIENTED FUNDS--ALSO ACCEPT EXCHANGE PURCHASES
                      REQUESTED ONLINE OR BY TELEPHONE.See Other Rules You
                      Should Know for specifics.
                      BY WIRE:Call Vanguard's Institutional Division to purchase shares by wire. See Contacting Vanguard.


YOUR PURCHASE CHECK   When investing by check, make the check payable to:
                      The Vanguard Group--869.

YOUR PURCHASE  PRICE  You buy shares at a fund's  next-determined net asset value (NAV) after Vanguard accepts your purchase request. As long as your request is accepted before the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern time), you will buy your shares at that day's NAV. This is known as your TRADE DATE.

18

PURCHASE RULES YOU    THIRD PARTY CHECKS.
SHOULD KNOW           To protect the funds from check fraud,
                      Vanguard will not accept checks made payable to third parties.
                      U.S. CHECKS ONLY.
                      All purchase checks must be written in
                      U.S. dollars and drawn on a U.S. bank.
                      LARGE PURCHASES.
                      Vanguard reserves the right to reject
                      any purchase request that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
                      NO CANCELLATIONS.
                      Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
                      FUTURE PURCHASES.
                      All Vanguard funds reserve the right to stop selling shares at any time.


REDEEMING SHARES

HOW TO REDEEM SHARES  Be sure to check Other Rules You Should Know before initiating your request.
                      ONLINE: Request a redemption through our website at Vanguard.com.
                      BY TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
                      BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.

YOUR REDEMPTION       You   redeem   shares  at  a  Fund's
PRICE                 next-determined  net asset  value  (NAV)  after  Vanguard
                      accepts your redemption request, including any special documentation required under the cir cumstances . As long as your request is accepted before the close of regular trading on the New York Stock Exchange (generally 4 p.m.
                      Eastern  time),  your  shares are  redeemed at that day's
                      NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS  CHECK REDEMPTIONS: Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your redemption.
                      EXCHANGE REDEMPTIONS:
                      You may instruct Vanguard to apply
                      the proceeds of your redemption to purchase shares of another Vanguard fund. All open Vanguard funds accept exchange redemptions requested in writing. Most Vanguard funds--other than the index-oriented funds--also accept exchange redemptions requested online or by telephone. See Other Rules You Should Know for specifics.

                           WIRE REDEMPTIONS: When redeeming from a money market fund, bond fund, or the Preferred Stock Fund, you may instruct Vanguard to wire your redemption proceeds to a previously designated bank account. Wire redemptions are not available for Vanguard's other funds, except by exchanging into a bond or money market fund first. The wire redemption option
                           is  not automatic  ;  you  must   establish  it  by
                           completing a special form or the appropriate section
                           of your account   registration.   Also,  wire
                           redemptions must be requested in writing or by telephone, not online. A $5 fee applies to wire redemptions under $5,000.
                           Money Market Funds: For telephone requests accepted at Vanguard by 10:30 a.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business that same day. For other requests accepted before 4 p.m., the redemption proceeds will arrive at your bank by the close of business on the following business day.
                           Bond Funds: For requests accepted at Vanguard by 4 p.m. Eastern time,the redemption proceeds will arrive at your bank by the close of business on the following business day.

REDEMPTION RULES YOU       SPECIAL ACCOUNTS. Special documentation may be
SHOULD KNOW                required to redeem from certain types of accounts,
                           such as trust, corporate, non-profit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
                           POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance.
                           Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven days. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.
                           RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund
                           Express.
                           PAYMENT TO A DIFFERENT PERSON OR ADDRESS. We can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member irms of a U.S. stock exchange.

20

                           NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
                           EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days at any time. In addition, Vanguard funds can suspend redemptions and/or postpone payment of redemption proceeds at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.


OTHER RULES YOU SHOULD KNOW

TELEPHONE TRANSACTIONS     AUTOMATIC. In setting up your account,  we'll
                           automatically enable you to do business with us by regular telephone, unless you instruct us otherwise in writing.
                           TELE-ACCOUNT. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a personal identification number (PIN). Call Tele- Account to obtain a PIN, and allow 7 days before using this service.
                           PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account
                           - Ten-digit account number.
                           - Complete owner name and address.
                           - Primary Social Security or employer identification
                             number.
                           - Personal Identification Number (PIN), if
                             applicable.
                           SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.
                           SOME VANGUARD FUNDS DO NOT PERMIT TELEPHONE
                           EXCHANGES. To discourage market-timing, Vanguard's stock index funds, Growth and Income Fund, and Balanced Index Fund generally do not permit telephone exchanges (in or out),except for IRAs and certain other retirement accounts.

 VANGUARD.COM              REGISTRATION. You can use your personal computer to
                           review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform other transactions. To establish this service, you can register online.
                           SOME VANGUARD FUNDS DO NOT PERMIT ONLINE EXCHANGES.
                           To discourage market-timing, Vanguard's stock index funds,Growth and Income Fund, and Balanced
                           Index Fund do not permit online exchanges (in or out)
                           , except for IRAs and certain other retirement accounts.

WRITTEN INSTRUCTIONS       "GOOD ORDER" REQUIRED. We reserve the right to reject
                           any written transaction instructions that are not in
                           "good order." This means that your instructions must
                           include:
                           - The fund name and account number.
                           - The amount of the transaction (in dollars or
                             shares).
                           - Signatures of all owners exactly as registered on
                             the account.
                           - Signature   guarantees,   if  required  for  the
                             type  of transaction.*
                             *For instance,  signature guarantees must be
                           provided  by  all  registered  account  shareholders
                           when redemption  proceeds are to be sent to a
                           different  person or address.
RESPONSIBILITY FOR         Vanguard will not be responsible for any account
FRAUD                      losses due to fraud, so long as we reasonably believe
                           that the person transacting on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account state ments that we send to you.
                           Contact Vanguard immediately about any transactions you believe to be unauthorized.


UNCASHED CHECKS            Please cash your  distribution  or redemption  checks
                           promptly. Vanguard will not pay interest on uncashed checks.

LIMITS ON ACCOUNT          Because excessive account transactions can disrupt
ACTIVITY                   management of a fund and increase the fund's costs
                           for all shareholders, Vanguard limits account activity as follows:
                           - You may make no more  than  two  substantive
                           "round trips" through a non-money market fund during any 12-month period.
                           - Your round trips through a non-money market fund must be at least 30 days apart.
                           - All funds may refuse share purchases at any time, for any reason.
                           - Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange, at any time, for any reason.
                           A "round trip" is a redemption from a fund followed by purchase back into the same fund.
                           Also, a "round trip" covers transactions accomplished by any combination ofmethods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the fund.

UNUSUAL CIRCUMSTANCES      If you experience difficulty contacting Vanguard
                           online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. SeeContacting Vanguard for addresses.

22

LOW BALANCE ACCOUNTS       The Fund reserves the right to convert an investor's
                           Institu tional Shares into Investor Shares of the fund if the investor's account balance falls below the minimum initial investment.

FUND AND ACCOUNT UPDATES


PORTFOLIO SUMMARIES        We will send you quarterly portfolio summaries to
                           help you keep track of your accounts  throughout
                           the year. Each sum mary shows the market value of
                           your account at the close   of  the   statement
                           period,   as   well   as  all distributions,
                           purchases, sales, and exchanges for the current calendar year.

AVERAGE COST REVIEW        For most taxable accounts, average cost review
STATEMENTS                 statements will accompany the quarterly portfolio
                           summaries. These statements show the average cost of shares that you redeemed during the current calendar year, using the average cost single category method.

CONFIRMATION               Each time you buy, sell, or exchange shares, we will
STATEMENTS                 send you a statement confirming the trade date and
                           amount of your transaction.

TAX STATEMENTS             We will send you annual tax  statements to assist
                           in preparing your income tax returns. These statements, which are gener ally mailed in January, will report the previous year's dividend and capital gains distributions,proceeds from the sale of shares, and distributions from IRAs or other retirement plans.

REPORTS You will receive financial reports about your fund twice a year--in February and August. These comprehensive reports include an assessment of the fund's performance (and a com parison to its industry benchmark), an overview of the financial markets, a report from the adviser, and the fund's financial statements, which include a listing of the fund's holdings. To keep the funds' costs as low as possible (so that you and other shareholders can keep more of the funds' invest ment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and
                           address,   we   send   just   one   fund   report
                           to  that address--instead   of  mailing   separate
                           reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department.

CONTACTING VANGUARD

ONLINE                  VANGUARD.COM
                        - Your best source of Vanguard news
                        - For fund,  account,  and service  information
                        - For most account  transactions
                        - For literature requests
                        - 24 hours per day, 7 days per week

VANGUARD TELE-ACCOUNT(R)- For automated fund and account information
1-800-662-6273          - For  redemptions  by  check,  exchange,  or  wire
(ON-BOARD)              - Toll-free, 24 hours per day, 7 days per week

INVESTOR INFORMATION    - For fund and service information
1-800-662-7447 (SHIP)   - For literature requests
(Text telephone at      - Business hours only
1-800-952-3335)

CLIENT SERVICES         - For account information
1-800-662-2739 (CREW)   - For most account transactions
(Text telephone at      - Business hours only
1-800-749-7273)

INSTITUTIONAL DIVISION
1-888-809-8102          - For information and services for large institutional
                          investors
                        - Business hours only

VANGUARD ADDRESSES      REGULAR MAIL (INDIVIDUALS-CURRENT CLIENTS):
                        The Vanguard Group
                        P.O. Box 1110
                        Valley Forge, PA 19482-1110

                        REGULAR MAIL (INSTITUTIONS):
                        The Vanguard Group
                        P.O. Box 2900
                        Valley Forge, PA 19482-2900

                        REGULAR MAIL (GENERAL INQUIRIES):
                        The Vanguard Group
                        P.O. Box 2600
                        Valley Forge, PA 19482-2600

                        REGISTERED OR EXPRESS MAIL:
                        The Vanguard Group
                        455 Devon Park Drive
                        Wayne, PA 19087-1815

FUND NUMBER             Always use this fund number when contacting Vanguard
                        about the Fund: Vanguard Balanced Index Fund--869.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

BALANCED FUND
A mutual fund that seeks to provide some combination of income, capital growth, and conservation of capital by investing in stocks, bonds, and/or money market instruments.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FACE VALUE
The amount to be paid at maturity of a bond; also known as the par value or principal.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INVESTMENT GRADE
Description of a bond whose credit quality is considered by independent bond-rating agencies to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest categories are considered "investment grade."

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to match--rather than outperform-- a particular stock or bond market index. Also known as indexing.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP LOGO]
Institutional  Division
Post Office Box 2900
Valley Forge,  PA 19482-2900

FOR MORE  INFORMATION
If you'd like more information  about
Vanguard  Balanced Index Fund, the
following documents are available
free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional  information about the
Fund's  investments is available in
the Fund's annual and semiannual
reports to shareholders.

STATEMENT  OF  ADDITIONAL
INFORMATION  (SAI)
The SAI  provides  more  detailed
information about the Fund.

The  current  annual and  semiannual
reports  and the SAI are
incorporated  by reference into
(and are thus legally a part of)
this prospectus.


All market indexes  referenced in
this prospectus are the exclusive
property of their  respective  owners.


To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other
Vanguard funds, please contact us
as follows:


If you are an Individual Investor:
THE VANGUARD GROUP
INVESTOR INFORMATION
DEPARTMENT
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

If you are a client of Vanguard's
Institutional Division:
THE VANGUARD GROUP
INSTITUTIONAL
INVESTOR INFORMATION
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-888-809-8102

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current  Fund  shareholder
and would like  information  about
your account, account transactions,
and/or account statements,
please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION  PROVIDED BY THE
SECURITIES AND EXCHANGE
COMMISSION  (SEC)
You can review  and copy  information
about the Fund  (including  the SAI) at
the SEC's Public  Reference  Room in
Washington,  DC. To find out more
about this  public service, call the
SEC at 1-202-942-8090. Reports and
other information about the Fund are
also available on the SEC's website
(www.sec.gov),  or you can receive
copies of this information, for a fee, by electronic request at the following e-mail address:
publicinfo@sec.gov,  or by writing the
Public Reference Section, Securities
and Exchange Commission,
Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-7023


(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

I869N 112000